                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 17, 2007

                          CODORUS VALLEY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

        Pennsylvania                        0-15536                  23-2428543
(State or other jurisdiction        (Commission File Number)       (IRS Employer
    of of incorporation)                                              Number)

         105 Leader Heights Road
              P.O. Box 2887
            York, Pennsylvania                                        17405-2887
(Address of principal executive offices)                              (Zip code)

                                  717-747-1519
               (Registrant's telephone number including area code)

                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K

Section 2 - Financial Information

     ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          (a) On July 17, 2007, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a Press Release, attached as Exhibit 99.1, announcing the declaration of a quarterly cash dividend and the results of operations, in summary form, for the period ended June 30, 2007, compared to the period ended June 30, 2006.

Section 9 - Financial Statements and Exhibits.

     ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

No.    Description
---    -----------
99.1   Press release of Codorus Valley Bancorp, Inc., dated July 17, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Codorus Valley Bancorp, Inc.
                                           (Registrant)


Date: July 17, 2007                     /s/ Larry J. Miller
                                        ----------------------------------------
                                        Larry J. Miller
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)

                                  EXHIBIT INDEX

99.1 Press release of Codorus Valley Bancorp, Inc., dated July 17, 2007.


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